Exhibit 99.2

Quarterly Financial Supplement - 1Q 2016

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Loans and Lending Commitments	4
Institutional Securities Income Statement Information	5
Institutional Securities Financial Information and Statistical Data	6
Wealth Management Income Statement Information	7
Wealth Management Financial Information and Statistical Data	8
Investment Management Income Statement Information	9
Investment Management Financial Information and Statistical Data	10
U.S. Bank Supplemental Financial Information	11
Consolidated Return on Average Common Equity Financial Information	12
Earnings Per Share Summary	13
End Notes	14
Definition of GAAP to Non-GAAP Measures and Performance Metrics	15 - 16
Legal Notice	17

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015
Net revenues
Institutional Securities	$3,714	$3,419	$5,458	9%	(32%)
Wealth Management	3,668	3,751	3,834	(2%)	(4%)
Investment Management	477	621	669	(23%)	(29%)
Intersegment Eliminations	(67)	(53)	(54)	(26%)	(24%)
Net revenues	$7,792	$7,738	$9,907	1%	(21%)

Income (loss) from continuing operations before tax
Institutional Securities	$908	$548	$1,813	66%	(50%)
Wealth Management	786	768	855	2%	(8%)
Investment Management	44	123	187	(64%)	(76%)
Income (loss) from continuing operations before tax	$1,738	$1,439	$2,855	21%	(39%)

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$591	$341	$1,750	73%	(66%)
Wealth Management	493	480	535	3%	(8%)
Investment Management	50	87	109	(43%)	(54%)
Net Income (loss) applicable to Morgan Stanley	$1,134	$908	$2,394	25%	(53%)

Financial Metrics:

Earnings per diluted share	$0.55	$0.39	$1.18	41%	(53%)
Earnings per diluted share excluding DVA	$0.55	$0.43	$1.14	28%	(52%)

Return on average common equity	6.2%	4.4%	14.1%
Return on average common equity excluding DVA	6.2%	4.9%	13.5%

Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors (Debt Valuation Adjustments, or DVA) to be presented in Other comprehensive income as opposed to net revenues and net income. Accordingly, cumulative unrealized DVA losses of $313 million (after tax) as of January 1, 2016, were reclassified from Retained earnings to Accumulated other comprehensive income. This change is reflected in the consolidated results and the Institutional Securities segment for 2016. Results for 2015 are not restated pursuant to that guidance.

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015
Revenues:
Investment banking	$1,107	$1,310	$1,357	(15%)	(18%)
Trading	2,065	1,465	3,650	41%	(43%)
Investments	(34)	133	266	*	*
Commissions and fees	1,055	1,095	1,186	(4%)	(11%)
Asset management, distribution and admin. fees	2,620	2,611	2,681	--	(2%)
Other	80	87	171	(8%)	(53%)
Total non-interest revenues	6,893	6,701	9,311	3%	(26%)

Interest income	1,747	1,514	1,484	15%	18%
Interest expense	848	477	888	78%	(5%)
Net interest	899	1,037	596	(13%)	51%
Net revenues	7,792	7,738	9,907	1%	(21%)
Non-interest expenses:
Compensation and benefits	3,683	3,650	4,524	1%	(19%)

Non-compensation expenses:
Occupancy and equipment	329	348	342	(5%)	(4%)
Brokerage, clearing and exchange fees	465	457	463	2%	--
Information processing and communications	442	467	415	(5%)	7%
Marketing and business development	134	194	150	(31%)	(11%)
Professional services	514	638	486	(19%)	6%
Other	487	545	672	(11%)	(28%)
Total non-compensation expenses	2,371	2,649	2,528	(10%)	(6%)

Total non-interest expenses	6,054	6,299	7,052	(4%)	(14%)

Income (loss) from continuing operations before taxes	1,738	1,439	2,855	21%	(39%)
Income tax provision / (benefit) from continuing operations (1)	578	496	387	17%	49%
Income (loss) from continuing operations	1,160	943	2,468	23%	(53%)
Gain (loss) from discontinued operations after tax	(3)	(7)	(5)	57%	40%
Net income (loss)	$1,157	$936	$2,463	24%	(53%)
Net income applicable to nonredeemable noncontrolling interests	23	28	69	(18%)	(67%)
Net income (loss) applicable to Morgan Stanley	1,134	908	2,394	25%	(53%)
Preferred stock dividend / Other	79	155	80	(49%)	(1%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,055	$753	$2,314	40%	(54%)

Pre-tax profit margin	22%	19%	29%
Compensation and benefits as a % of net revenues	47%	47%	46%
Non-compensation expenses as a % of net revenues	30%	34%	26%
Effective tax rate from continuing operations (1)	33.3%	34.5%	13.6%

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015

Regional revenues
Americas	$5,752	$5,721	$6,930	1%	(17%)
EMEA (Europe, Middle East, Africa)	1,129	957	1,762	18%	(36%)
Asia	911	1,060	1,215	(14%)	(25%)
Consolidated net revenues	$7,792	$7,738	$9,907	1%	(21%)

Worldwide employees	54,779	56,218	56,087	(3%)	(2%)

Deposits	$157,591	$156,034	$135,815	1%	16%
Assets	$807,715	$787,465	$829,099	3%	(3%)
Risk-weighted assets	$374,062	$384,162	$438,964	(3%)	(15%)
Global liquidity reserve	$211,069	$203,264	$194,687	4%	8%
Long-term debt outstanding	$162,804	$153,768	$155,545	6%	5%
Maturities of long-term debt outstanding (next 12 months)	$26,071	$22,396	$24,229	16%	8%

Common equity	$68,490	$67,662	$66,642	1%	3%
Less: Goodwill and intangible assets	(9,491)	(9,564)	(9,657)	1%	2%
Tangible common equity	$58,999	$58,098	$56,985	2%	4%

Preferred equity	$7,520	$7,520	$7,520	--	--
Junior subordinated debt issued to capital trusts	$2,849	$2,870	$4,873	(1%)	(42%)

Period end common shares outstanding (millions)	1,938	1,920	1,971	1%	(2%)
Book value per common share	$35.34	$35.24	$33.80
Tangible book value per common share	$30.44	$30.26	$28.91

Common Equity Tier 1 capital Advanced (Transitional)	$58,545	$59,409	$57,342	(1%)	2%
Tier 1 capital Advanced (Transitional)	$65,227	$66,722	$64,746	(2%)	1%

Common Equity Tier 1 capital ratio Advanced (Transitional)	15.7%	15.5%	13.1%
Common Equity Tier 1 capital ratio Advanced (Fully Phased-in)	14.5%	14.0%	11.6%
Tier 1 capital ratio Advanced (Transitional)	17.4%	17.4%	14.7%
Tier 1 leverage ratio (Transitional)	8.2%	8.3%	7.8%
Supplementary Leverage Ratio (Transitional)	6.1%	6.1%	5.5%
Supplementary Leverage Ratio (Fully Phased-in)	6.0%	5.8%	5.1%

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015

Institutional Securities
Corporate loans (1)	$16.6	$16.2	$14.8	2%	12%

Corporate lending commitments (2)	$89.3	$91.6	$89.1	(3%)	--

Corporate Loans and Lending Commitments (3)	$105.9	$107.8	$103.9	(2%)	2%

Other loans	$30.2	$30.7	$25.3	(2%)	19%

Other lending commitments	$4.0	$3.9	$4.0	3%	--

Other Loans and Lending Commitments (4)	$34.2	$34.6	$29.3	(1%)	17%

Institutional Securities Loans and Lending Commitments (5)	$140.1	$142.4	$133.2	(2%)	5%

Wealth Management

Loans	$51.8	$49.5	$40.0	5%	30%

Lending commitments	$6.4	$5.8	$5.1	10%	25%

Wealth Management Loans and Lending Commitments (6)	$58.2	$55.3	$45.1	5%	29%

Consolidated Loans and Lending Commitments	$198.3	$197.7	$178.3	--	11%

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015
Revenues:
Investment banking	$990	$1,214	$1,173	(18%)	(16%)
Trading	1,891	1,209	3,422	56%	(45%)
Investments	32	33	112	(3%)	(71%)
Commissions and fees	655	603	673	9%	(3%)
Asset management, distribution and admin. fees	73	70	76	4%	(4%)
Other	4	31	90	(87%)	(96%)
Total non-interest revenues	3,645	3,160	5,546	15%	(34%)

Interest income	1,053	772	870	36%	21%
Interest expense	984	513	958	92%	3%
Net interest	69	259	(88)	(73%)	*
Net revenues	3,714	3,419	5,458	9%	(32%)

Compensation and benefits	1,382	1,226	2,026	13%	(32%)
Non-compensation expenses	1,424	1,645	1,619	(13%)	(12%)
Total non-interest expenses	2,806	2,871	3,645	(2%)	(23%)

Income (loss) from continuing operations before taxes	908	548	1,813	66%	(50%)
Income tax provision / (benefit) from continuing operations (1)	275	167	6	65%	*
Income (loss) from continuing operations	633	381	1,807	66%	(65%)
Gain (loss) from discontinued operations after tax	(3)	(7)	(5)	57%	40%
Net income (loss)	630	374	1,802	68%	(65%)
Net income applicable to nonredeemable noncontrolling interests	39	33	52	18%	(25%)
Net income (loss) applicable to Morgan Stanley	$591	$341	$1,750	73%	(66%)

Pre-tax profit margin	24%	16%	33%
Compensation and benefits as a % of net revenues	37%	36%	37%

Notes:	-
Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors DVA to be presented in Other comprehensive income as opposed to net revenues and net income.  Results for 2015 are not restated pursuant to that guidance.

	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015
Investment Banking
Advisory revenues	$591	$516	$471	15%	25%
Underwriting revenues
Equity	160	352	307	(55%)	(48%)
Fixed income	239	346	395	(31%)	(39%)
Total underwriting revenues	399	698	702	(43%)	(43%)

Total investment banking revenues	$990	$1,214	$1,173	(18%)	(16%)

Sales & Trading
Equity	$2,056	$1,784	$2,293	15%	(10%)
Fixed Income & Commodities	873	460	2,003	90%	(56%)
Other	(241)	(103)	(213)	(134%)	(13%)
Total sales & trading net revenues	$2,688	$2,141	$4,083	26%	(34%)

Investments & Other
Investments	$32	$33	$112	(3%)	(71%)
Other	4	31	90	(87%)	(96%)
Total investments & other revenues	$36	$64	$202	(44%)	(82%)

Institutional Securities net revenues	$3,714	$3,419	$5,458	9%	(32%)

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$33	$31	$32
Equity price	$18	$18	$18
Foreign exchange rate	$7	$11	$11
Commodity price	$11	$12	$17

Aggregation of Primary Risk Categories	$42	$43	$44

Credit Portfolio VaR	$16	$13	$16

Trading VaR	$46	$46	$47

Notes:	-
Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from DVA to be presented in Other comprehensive income as opposed to net revenues and net income.  Results for 2015 were not restated pursuant to this guidance.

Sales and trading net revenues included positive / (negative) revenue related to DVA as follows:
December 31, 2015: Total QTD: $(124) million; Fixed Income & Commodities: $(90) million; Equity: $(34) million
March 31, 2015: Total QTD: $125 million; Fixed Income & Commodities: $100 million; Equity: $25 million

	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015
Revenues:
Investment banking	$121	$105	$192	15%	(37%)
Trading	194	256	232	(24%)	(16%)
Investments	(2)	0	2	*	*
Commissions and fees	412	500	526	(18%)	(22%)
Asset management, distribution and admin. fees	2,054	2,065	2,115	(1%)	(3%)
Other	58	46	78	26%	(26%)
Total non-interest revenues	2,837	2,972	3,145	(5%)	(10%)

Interest income	914	809	737	13%	24%
Interest expense	83	30	48	177%	73%
Net interest	831	779	689	7%	21%
Net revenues	3,668	3,751	3,834	(2%)	(4%)

Compensation and benefits	2,088	2,146	2,225	(3%)	(6%)
Non-compensation expenses	794	837	754	(5%)	5%
Total non-interest expenses	2,882	2,983	2,979	(3%)	(3%)

Income (loss) from continuing operations before taxes	786	768	855	2%	(8%)
Income tax provision / (benefit) from continuing operations	293	288	320	2%	(8%)
Income (loss) from continuing operations	493	480	535	3%	(8%)
Gain (loss) from discontinued operations after tax	0	0	0	--	--
Net income (loss)	493	480	535	3%	(8%)
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--
Net income (loss) applicable to Morgan Stanley	$493	$480	$535	3%	(8%)

Pre-tax profit margin	21%	20%	22%
Compensation and benefits as a % of net revenues	57%	57%	58%

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015

Bank deposit program (billions) (1)	$152	$149	$135	2%	13%

Wealth Management Metrics

Wealth Management representatives	15,888	15,889	15,915	--	--

Annualized revenue per representative (000's)	$923	$947	$959	(3%)	(4%)

Client assets (billions)	$1,999	$1,985	$2,047	1%	(2%)
Client assets per representative (millions)	$126	$125	$129	1%	(2%)
Client liabilities (billions)	$66	$64	$54	3%	22%

Fee based asset flows (billions)	$5.9	$11.4	$13.3	(48%)	(56%)
Fee based client account assets (billions)	$798	$795	$803	--	(1%)
Fee based assets as a % of client assets	40%	40%	39%

Retail locations	604	608	621	(1%)	(3%)

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015
Revenues:
Investment banking	$1	$-	$-	*	*
Trading	(10)	2	3	*	*
Investments (1)	(64)	100	152	*	*
Commissions and fees	3	1	0	200%	*
Asset management, distribution and admin. fees	526	502	514	5%	2%
Other	22	17	5	29%	*
Total non-interest revenues	478	622	674	(23%)	(29%)

Interest income	1	1	1	--	--
Interest expense	2	2	6	--	(67%)
Net interest	(1)	(1)	(5)	--	80%
Net revenues	477	621	669	(23%)	(29%)

Compensation and benefits	213	278	273	(23%)	(22%)
Non-compensation expenses	220	220	209	--	5%
Total non-interest expenses	433	498	482	(13%)	(10%)

Income (loss) from continuing operations before taxes	44	123	187	(64%)	(76%)
Income tax provision / (benefit) from continuing operations	10	41	61	(76%)	(84%)
Income (loss) from continuing operations	34	82	126	(59%)	(73%)
Gain (loss) from discontinued operations after tax	0	0	0	--	--
Net income (loss)	34	82	126	(59%)	(73%)
Net income applicable to nonredeemable noncontrolling interests	(16)	(5)	17	*	*
Net income (loss) applicable to Morgan Stanley	$50	$87	$109	(43%)	(54%)

Pre-tax profit margin	9%	20%	28%
Compensation and benefits as a % of net revenues	45%	45%	41%

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015
Net Revenues (millions)
Traditional Asset Management	$403	$410	$439	(2%)	(8%)
Merchant Banking and Real Estate Investing (1)	74	211	230	(65%)	(68%)
Total Investment Management	$477	$621	$669	(23%)	(29%)

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$(1.9)	$(2.9)	$(2.0)	34%	5%
Fixed Income	(0.8)	0.0	1.1	*	*
Liquidity	(2.4)	1.4	2.8	*	*
Alternatives	(0.1)	0.1	0.1	*	*
Managed Futures	(0.1)	0.0	(0.3)	*	67%
Total Traditional Asset Management	(5.3)	(1.4)	1.7	*	*

Merchant Banking and Real Estate Investing	1.7	0.4	(0.4)	*	*
Total net flows	$(3.6)	$(1.0)	$1.3	*	*

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$125	$126	$141	(1%)	(11%)
Fixed Income	62	60	65	3%	(5%)
Liquidity	146	149	131	(2%)	11%
Alternatives	35	36	36	(3%)	(3%)
Managed Futures	3	3	3	--	--
Total Traditional Asset Management	371	374	376	(1%)	(1%)

Merchant Banking and Real Estate Investing	34	32	30	6%	13%
Total Assets Under Management or Supervision	$405	$406	$406	--	--
Share of minority stake assets	$8	$8	$7	--	14%

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015

U.S. Bank assets	$177.0	$174.2	$153.6	2%	15%

U.S. Bank investment securities portfolio (1)	$61.8	$57.9	$58.3	7%	6%

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$29.9	$28.5	$22.8	5%	31%
Residential real estate loans	21.8	21.0	16.9	4%	29%
Total Securities-based and residential loans	$51.7	$49.5	$39.7	4%	30%

Institutional Securities U.S. Bank Data
Corporate Lending	$9.8	$10.0	$10.1	(2%)	(3%)
Other Lending:
Corporate loans	14.1	12.9	9.4	9%	50%
Wholesale real estate and other loans (2)	8.3	8.9	9.0	(7%)	(8%)
Total other loans	$22.4	$21.8	$18.4	3%	22%
Total corporate and other loans	$32.2	$31.8	$28.5	1%	13%

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Return on Average Common Equity Financial Information
(unaudited, dollars in billions)

	Mar 31, 2016	Jan 1, 2016	Dec 31, 2015	Mar 31, 2015
Average Common Equity
Institutional Securities	$43.2	$43.2	$32.3	$37.0
Wealth Management	15.3	15.3	12.0	10.3
Investment Management	2.8	2.8	2.0	2.3
Parent	6.9	6.4	21.4	16.0
Firm	$68.2	$67.7	$67.7	$65.6

Return on average Common Equity
Institutional Securities	5%	2%	3%	19%
Wealth Management	13%	12%	14%	19%
Investment Management	7%	12%	17%	19%
Firm	6%	4%	4%	14%

The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm’s regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The Firm defines the difference between its total Average Common Equity and the sum of the Average Common Equity amounts allocated to its business segments as Parent equity. Effective January 1, 2016 the common equity estimation and attribution to the business segments is based on the Firm’s fully phased-in regulatory capital, including supplementary leverage and stress losses (which results in more capital being attributed to the business segments), whereas prior periods were attributed based on transitional regulatory capital provisions. Also beginning in 2016, the amount of capital allocated to the business segments will be set at the beginning of the year, and will remain fixed throughout the year until the next annual reset. Differences between Available and Required Capital will be reflected in Parent equity during the year. Periods prior to 2016 have not been recasted under the new methodology. The Required Capital framework will evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques. For further discussion of the framework, refer to Part 2, Item 7 “Regulatory requirements” in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2015 (2015 Form 10-K).

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Earnings Per Share Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:
	Mar 31, 2016	Dec 31, 2015	Mar 31, 2015	Dec 31, 2015	Mar 31, 2015

Income (loss) from continuing operations	$1,160	$943	$2,468	23%	(53%)
Net income applicable to nonredeemable noncontrolling interests	23	28	69	(18%)	(67%)
Income (loss) from continuing operations applicable to Morgan Stanley	1,137	915	2,399	24%	(53%)
Less: Preferred Dividends and allocation of earnings to Participating Restricted Stock Units	79	155	80	(49%)	(1%)
Income (loss) from continuing operations applicable to Morgan Stanley	1,058	760	2,319	39%	(54%)

Gain (loss) from discontinued operations after tax	(3)	(7)	(5)	57%	40%
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(3)	(7)	(5)	57%	40%

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,055	$753	$2,314	40%	(54%)

Average basic common shares outstanding (millions)	1,883	1,889	1,924	--	(2%)

Earnings per basic share:
Income from continuing operations	$0.56	$0.40	$1.21	40%	(54%)
Discontinued operations	$-	$-	$(0.01)	--	*
Earnings per basic share	$0.56	$0.40	$1.20	40%	(53%)

Average diluted common shares outstanding and common stock equivalents (millions)	1,915	1,939	1,963	(1%)	(2%)

Earnings per diluted share:
Income from continuing operations	$0.55	$0.39	$1.18	41%	(53%)
Discontinued operations	$-	$-	$-	--	--
Earnings per diluted share	$0.55	$0.39	$1.18	41%	(53%)

Notes:	-	Refer to End Notes, GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

End Notes

Page 2:
(1)
For the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of approximately $564 million primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K.

Page 4:
(1)	For the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015 the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 36%, 36% and 43%
- % non-investment grade: 64%, 64% and 57%
(2)	For the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015 the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 76%, 73% and 72%
- % non-investment grade: 24%, 27% and 28%
(3)
At March 31, 2016, December 31, 2015 and March 31, 2015, the "event-driven" portfolio of loans and lending commitments to non-investment grade borrowers were $10.6 billion, $13.5 billion and $13.2 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015, Institutional Securities recorded a provision for credit losses of $108.7 million, $37.3 million and $26.0 million, respectively, related to loans and $15.2 million, $22.8 million and $36.4 million related to lending commitments, respectively.

(6)
For the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015, Wealth Management recorded a provision for credit losses of $3.0 million, $14.9 million and $0.4 million, respectively, related to loans. For the quarter ended March 31, 2016 and December 31, 2015, a provision of $0.4 million and $1.4 million was recorded, respectively, related to lending commitments, and there was no material provision for March 31, 2015.

Page 5:
(1)
For the quarter ended March 31, 2015, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of approximately $564 million, primarily associated with the repatriation of non-U.S. earnings at a cost lower than originally estimated due to an internal restructuring to simplify the Firm's legal entity organization in the U.K.

Page 8:
(1)	For the quarter ended March 31, 2015, approximately $130 billion of the assets in the bank deposit program were attributable to Morgan Stanley.

Page 9:
(1)
The quarters ended March 31, 2016, December 31, 2015 and March 31, 2015 include investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

Page 10:
(1)
Real Estate Investing revenues within Merchant Banking and Real Estate Investing includes gains or losses related to investments held by certain consolidated real estate funds for which these gains or losses are offset in net income (loss) applicable to noncontrolling interests.

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015 were:
North America: $0 billion, $(4.5) billion and $(1.5) billion
International: $(3.6) billion, $3.5 billion and $2.8 billion
(3)	Assets under management or supervision by region for the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015 were:
North America: $264 billion, $263 billion and $253 billion
International: $141 billion, $143 billion and $153 billion

Page 11:
(1)
For the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015, the U.S. Bank investment securities portfolio included held to maturity investment securities of $7.7 billion, $4.9 billion and $1.6 billion, respectively.

(2)	For the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015, Other loans represent residential mortgage loans held for sale of $0 million, $45 million and $39 million, respectively.

Definition of GAAP to Non-GAAP Measures

(a)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results or prospective regulatory capital requirements. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.  In addition to the following notes, please also refer to the Firm's first quarter earnings release footnotes for such definitions and reconciliations.

(b)
The following are considered non-GAAP financial measures: earnings (loss) per diluted share excluding DVA, return on average common equity metrics, return on average common equity excluding DVA metrics, Tangible Common Equity, Tangible book value per common share and pre-tax margin.  These measures are calculated as follows:
      - The earnings (loss) per diluted share amounts, excluding DVA for periods prior to January 1, 2016 represent net income (loss) applicable to Morgan Stanley, adjusted for the positive / (negative) impact of DVA, less preferred dividends divided by the average number of diluted shares outstanding.
      - The return on average common equity equals net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity.
      - The return on average common equity excluding DVA for the periods prior to January 1, 2016 is adjusted for DVA in the numerator and denominator.
      - Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors (Debt Valuation Adjustments, or DVA) to be presented in Other comprehensive income as opposed to net revenues and net income.  Accordingly, cumulative unrealized DVA losses of $313 million (after tax) as of January 1, 2016, were reclassified from Retained earnings to Accumulated other comprehensive income.  As a result of this adoption, the Firm has redefined the calculation of return on average common equity excluding DVA to adjust for DVA only in the denominator.
      - Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
      - Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
      - Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.

(c)
The fully phased-in Common Equity Tier 1 risk-based capital ratio and fully phased-in Supplementary Leverage Ratio are pro forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals Tier 1 capital (calculated under U.S. Basel III transitional rules) divided by the total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in the Firm's 2015 Form 10-K.

Definition of Performance Metrics

(a)	Book value per common share equals common equity divided by period end common shares outstanding.
(b)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2015 (2015 Form 10-K).

(c)
The Firm’s binding risk-based capital ratios for regulatory purposes under U.S. Basel III are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk RWAs and market risk RWAs (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). At March 31, 2016, the binding ratio is based on the Advanced Approach transitional rules. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources - Regulatory Requirements" in the Firm's 2015 Form 10-K.

(d)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(e)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(f)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.

(g)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2015 Form 10-K.

(h)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(i)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(j)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(k)	Wealth Management fee based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(l)	Wealth Management fee based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude cash management related activity.
(m)	The alternatives asset class within Traditional Asset Management includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
(n)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(o)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(p)	U.S. Bank refers to the Firm’s U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes transactions with affiliated entities.
(q)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(r)	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(s)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 16 to the consolidated financial statements in the Firm's 2015 Form 10-K.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 18, 2016.